                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 21, 1997


                             CHENIERE ENERGY, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                 --------------------------------------------
                (State or other jurisdiction of incorporation)

                0-9092                                   95-4352386
       (Commission File Number)               (IRS Employer Identification No.)

           Two Allen Center
           1200 Smith Street
            Houston, Texas                                 77002
--------------------------------------                 ------------
(Address of principal executive office)                 (Zip code)

      Registrant's telephone number, including area code: (713) 659-1361

                                     None
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On May 21, 1997, Cheniere Energy, Inc. ("Cheniere") announced that its wholly-owned subsidiary, Cheniere Energy California Inc., would not consummate the acquisition of an interest in the Bonito Unit of the Pacific Outer Continental Shelf off Santa Barbara County, California. Cheniere had previously announced the execution of a purchase and sale agreement with Poseidon Petroleum, LLC ("Poseidon") to acquire Poseidon's working interest in the Bonito Unit. Cheniere has decided that it is in its best interests to concentrate its resources on its ongoing proprietary 3-D seismic exploration program covering over 230 square miles along the coastal transition zone of southwestern Louisiana.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHENIERE ENERGY, INC.


                                        By:  /s/   KEITH F. CARNEY
                                           -------------------------------
                                            Keith F. Carney
                                            Chief Financial Officer

Date: May 23, 1997